UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2008
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-113140	75-3158926
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

287 Carrizo Canyon Road
Mescalero, New Mexico	88340
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (505) 464-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 25, 2008, Brian Parrish, the Chief Operating Officer of the Inn of the Mountain Gods Resort and Casino (the “Company”), and Carleton Naiche-Palmer, the Chief Executive Officer of the Company, agreed to postpone the effective date of Mr. Parrish’s resignation until May 30, 2008. Mr. Parrish also agreed to provide consulting services to the Company until July 31, 2008. The details surrounding Mr. Parrish’s resignation are set forth on the Company’s Form 8-K filed with the Securities and Exchange Commission on April 8, 2008 (the “Form 8-K”). Except as set forth above, all other provisions of the Form 8-K remain unchanged.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO
Dated: April 29, 2008	By:	/s/Pamela Gallegos
Pamela Gallegos
Interim Chief Financial Officer